                                                                                                     Exhibit 99-B.13

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-124953	333-133156
033-34827	333-30180	333-90516	333-133152	333-133944
033-59261	333-33914	333-101481	333-133153	333-133076
333-28679	333-57218	333-111686	333-133154
333-28755	333-63692	333-117260	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524

I hereby ratify and confirm on this 12th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Thomas J. McInerney Thomas J. McInerney, Director and Chairman

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-124953	333-133156
033-34827	333-30180	333-90516	333-133152	333-133944
033-59261	333-33914	333-101481	333-133153	333-133076
333-28679	333-57218	333-111686	333-133154
333-28755	333-63692	333-117260	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524

I hereby ratify and confirm on this 9th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Kathleen A. Murphy Kathleen A. Murphy, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-124953	333-133156
033-34827	333-30180	333-90516	333-133152	333-133944
033-59261	333-33914	333-101481	333-133153	333-133076
333-28679	333-57218	333-111686	333-133154
333-28755	333-63692	333-117260	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524

I hereby ratify and confirm on this 13 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson

Steven T. Pierson, Senior Vice President and Chief Accounting Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-124953	333-133156
033-34827	333-30180	333-90516	333-133152	333-133944
033-59261	333-33914	333-101481	333-133153	333-133076
333-28679	333-57218	333-111686	333-133154
333-28755	333-63692	333-117260	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524

I hereby ratify and confirm on this 12th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Catherine H. Smith Catherine H. Smith, Director and Senior Vice President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-124953	333-133156
033-34827	333-30180	333-90516	333-133152	333-133944
033-59261	333-33914	333-101481	333-133153	333-133076
333-28679	333-57218	333-111686	333-133154
333-28755	333-63692	333-117260	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524

I hereby ratify and confirm on this 8th day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Harry N. Stout Harry N. Stout, President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, Michael A. Pignatella and James Shuchart

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-124953	333-133156
033-34827	333-30180	333-90516	333-133152	333-133944
033-59261	333-33914	333-101481	333-133153	333-133076
333-28679	333-57218	333-111686	333-133154
333-28755	333-63692	333-117260	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524

I hereby ratify and confirm on this 9 day of March, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ David A. Wheat

David A. Wheat, Director, Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-124953	333-133156
033-34827	333-30180	333-90516	333-133152	333-133944
033-59261	333-33914	333-101481	333-133153	333-133076
333-28679	333-57218	333-111686	333-133154
333-28755	333-63692	333-117260	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524

I hereby ratify and confirm on this 18th day of December, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Bridget M. Healy
Bridget M. Healy, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment
Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-124953	333-133156
033-34827	333-30180	333-90516	333-133152	333-133944
033-59261	333-33914	333-101481	333-133153	333-133076
333-28679	333-57218	333-111686	333-133154
333-28755	333-63692	333-117260	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524

I hereby ratify and confirm on this 13th day of December, 2007, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert G. Leary
Robert G. Leary, Director